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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of earliest event reported): October 25, 2002
                                                          ----------------


                              METRIS COMPANIES INC.
                              ---------------------
             (Exact Name of Registrant as Specified in Its Charter)


                                    Delaware
                                    --------
                 (State or Other Jurisdiction of Incorporation)

       1-12351                                             41-1849591
       -------                                             ----------
(Commission file number)                       (IRS employer identification no.)

            10900 Wayzata Boulevard, Minnetonka, Minnesota 55305-1534
            ---------------------------------------------------------
          (Address of Principal Executive Offices, Including Zip Code)


                                 (952) 525-5020
                                 --------------
              (Registrant's Telephone Number, Including Area Code)


                                 Not Applicable
                                 --------------
          (Former Name or Former Address, if Changed Since Last Report)




                                Page 1 of 4 Pages

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ITEM 5.  OTHER EVENTS.

            On October 25, 2002, Metris Companies Inc. (the "Company") entered into a Distribution and Management Agreement (the "Distribution Agreement") with Sumner Harrington Ltd. with respect to the issue and sale by the Company of up to $150,000,000 aggregate principal amount of the Company's Renewable Unsecured Subordinated Notes (the "Notes") to be issued under the Company's previously filed Registration Statement on Form S-3 (File No. 333-47066) (the "Registration Statement"). The purchase price, interest rate, maturity date and other terms of the Notes (as applicable) will be agreed upon between the Company and the applicable agent(s) and specified in an interest rate supplement to the prospectus to be prepared by the Company in connection with each sale of Notes.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

            The following Exhibits are filed as part of this Report and as an exhibit to the Registration Statement.

            1.1 Distribution and Management Agreement, dated as of October 25, 2002, by and between Metris Companies Inc. and Sumner Harrington Ltd.

            4.1 Indenture, dated as of October 25, 2002, between Metris Companies Inc. and U.S. Bank National Association, as Trustee

            4.2 First Supplemental Indenture, dated as of October 25, 2002, by and between Metris Companies Inc. and U.S. Bank National Association, as Trustee

            4.3   Form of Subscription Agreement

            4.4   Form of Written Confirmation

            5.1 Opinion of Dorsey & Whitney LLP with respect to legality of Notes

            8.1   Opinion of Dorsey & Whitney LLP with respect to tax matters

            23.1 Consent of Dorsey & Whitney LLP (included in Exhibits 5.1 and 8.1)


                               Page 2 of 4 Pages


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                                   SIGNATURES

            Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       METRIS COMPANIES INC.



                                       By:  /s/ Ralph A. Than
                                            ------------------------------
                                            Ralph A. Than
                                            Senior Vice President, Treasurer


Dated:  October 25, 2002



                               Page 3 of 4 Pages
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                                  EXHIBIT INDEX


Exhibit No.             Description

   1.1 Distribution and Management Agreement, dated as of October 25, 2002, by and between Metris Companies Inc. and Sumner Harrington Ltd.

   4.1 Indenture, dated as of October 25, 2002, between Metris Companies Inc. and U.S. Bank National Association, as Trustee

   4.2 First Supplemental Indenture, dated as of October 25, 2002, by and between Metris Companies Inc. and U.S. Bank National Association, as Trustee

   4.3         Form of Subscription Agreement

   4.4         Form of Written Confirmation

   5.1         Opinion of Dorsey & Whitney LLP with respect to legality of Notes

   8.1         Opinion of Dorsey & Whitney LLP with respect to tax matters

   23.1        Consent of Dorsey & Whitney LLP (included in Exhibits 5.1 and
               8.1)


                               Page 4 of 4 Pages